UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   May 22, 2002

RESTORAGEN, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-30493	47-0727668
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

3820 NW 46th Street
Lincoln, Nebraska	68524-1637
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  800-786-2580

Items 1, 2, 3, 4, 5, 6, 7 and 8 are not applicable and therefore omitted.

Item 9.  Regulation FD Disclosure.

Incorporated herein is the attached copy of the press release dated May 22, 2002 announcing the Company’s revised corporate strategy to focus on the clinical development of its lead product candidate, rGLP-1, in cardiovascular disease indications.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RESTORAGEN, INC.

By	/s/ David S. Walker
David S. Walker
Senior Vice President and
Chief Financial Officer

Dated:   May 30, 2002